As filed with the Securities and Exchange Commission on January 22, 2002
                          Securities Act File No. 333-
                      Investment Company Act File. No. 811-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM N-2

|X|       Registration Statement Under The Securities Act of 1933
|_|       Pre-Effective Amendment No.
|_|       Post-Effective Amendment No.
|X|       Registration Statement Under The Investment Company Act of 1940
|_|       Amendment No.
                                 SHARCS TRUST I
                (Exact Name ofRegistrant as Specified in Charter)

                          c/o Salomon Smith Barney Inc.
                              388 Greenwich Street
                            New York, New York 10013
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 816-6000

                                 Alan M. Rifkin
                            Salomon Smith Barney Inc.
                              390 Greenwich Street
                            New York, New York 10013
                     (Name and Address of Agent for Service)

                                 With copies to

                             Raymond B. Check, Esq.
                       Cleary, Gottlieb, Steen & Hamilton
                                One Liberty Plaza
                            New York, New York 10006
                                 (212) 225-2000

      Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [ ]

                         CALCULATION OF REGISTRATION FEE
                        UNDER THE SECURITIES ACT OF 1933

================================================================================

                                       Proposed   Proposed Maximum
                                        Maximum      Aggregate
  Title of Securities  Amount Being  Offering Price  Offering      Amount of
    Being Registered     Registered   Per SHARCS(1)   Price(1)  Registration Fee
--------------------------------------------------------------------------------
SHARCS representing
shares of beneficial
Interest............   1,000 SHARCS      $1,000      $1,000,000       $239
================================================================================
(1)      Estimated solely for the purpose of calculating the registration fee.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                                 SHARCS TRUST I

                              Cross-Reference Sheet
                          Parts A and B of Prospectus*

Item

  No.    Caption                                                         Prospectus Caption
 -----   -------                                                         ------------------
1.       Outside Front Cover..........................................   Front Cover Page

2.       Inside Front and Outside Back Cover Page.....................   Front Cover Page; Inside Front Cover
                                                                         Page

3.       Fee Table and Synopsis.......................................   Prospectus Summary; Fees and Expenses

4.       Financial Highlights.........................................   Not Applicable

5.       Plan of Distribution.........................................   Front Cover Page; Prospectus Summary;
                                                                         Underwriting

6.       Seller.......................................................   Not Applicable

7.       Use of Proceeds..............................................   Use of Proceeds; Investment Objectives
                                                                         and Policies

8.       General Description of the Registrant........................   Front Cover Page; Prospectus Summary;
                                                                         The Trust; Investment Restrictions;
                                                                         Investment Objectives and Policies;
                                                                         Risk Factors for SHARCS

9.       Management...................................................   Management and Administration of the
                                                                         Trust

10.      Capital Stock, Long-Term Debt and Other Securities; Federal
         Income Tax Considerations....................................   Description of the SHARCS

11.      Defaults and Arrears on Senior Securities....................   Not Applicable

12.      Legal Proceedings............................................   Not Applicable

13.      Table of Contents of the Statement of Additional Information..  Not Applicable

14.      Cover Page...................................................   Not Applicable

15.      Table of Contents............................................   Not Applicable

16.      General Information and History..............................   The Trust

17.      Investment Objective and Policies............................   Investment Objectives and Policies;
                                                                         Investment Restrictions

18.      Management...................................................   Management and Administration of the
                                                                         Trust

19.      Control Persons and Principal Holders of Management and
         Administration of the Securities.............................   The Trust

20.      Investment Advisory and Other Services.......................   Management and Administration of the
                                                                         Trust

21.      Brokerage Allocation and Other Practices.....................   Investment Objectives and Policies

22.      Tax Status...................................................   Certain United States Federal Income
                                                                         Tax Considerations

23.      Financial Statements.........................................   Statement of Assets, Liabilities and
                                                                         Capital

* Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the N-2 Registration Statement.

                  SUBJECT TO COMPLETION, DATED JANUARY 22, 2002

PROSPECTUS

                                   o SHARCSSM
             (Shared Appreciation Redeemable Convertible Securities)

                                 SHARCS Trust I
    (Subject to Exchange into Common Stock and Notes of [Underlying Issuer])
                              --------------------

         SHARCS Trust I is a recently created Delaware business trust. The SHARCS are securities that represent all of the beneficial interest in the trust. When the trust issues the SHARCS, it will acquire senior subordinated notes due 2007 issued by [underlying issuer], shares of common stock of [underlying issuer] acquired in private transactions or in the open market at the closing price on o, 2002 (the date of the pricing of the SHARCS), and a cash-settled put option on those shares issued by [underlying issuer] to the trust.

         For each SHARCS that you buy, you will receive a cash distribution of $o on each o and o starting on o, 2002 and ending on the maturity date, which is o, 2007. Those payments will be made from the [underlying issuer] notes that the trust acquires when it issues the SHARCS. Prior to the maturity date, SHARCS holders will be required either to elect to receive their proportionate share of the common stock held by the trust on the maturity date or to direct the trust to sell their proportionate share of the common stock into the market ratably over the twenty trading days preceding the maturity date. The put option held by the trust will require [underlying issuer] to pay the trust the amount, if any, by which the average net cash proceeds of those sales are less than would have been realized at a sale price of $o per share (as adjusted for any dilutive events) and, for shares of [underlying issuer] common stock that will be delivered to SHARCS holders, the amount, if any, by which the average closing price over the twenty trading days preceding the maturity date is less than $o per share (as adjusted for any dilutive events). At or shortly after the maturity of the [underlying issuer] notes on o, 2007, the trust will distribute to the holders of the SHARCS:

         o the principal and interest payments received at maturity of the [underlying issuer] notes;

         o either (i) such holder's proportionate share of the [underlying issuer] common stock held by the trust or (ii) the net proceeds of the trust's sale of that stock (as elected by the applicable holder); and

         o the related proceeds, if any, from the trust's exercise of the put option.

         As a result, holders of SHARCS as of the maturity date of the [underlying issuer] notes are expected to receive, for each SHARCS held, $500 in cash and the amount of the final interest payment plus either o shares of [underlying issuer] common stock or the net cash proceeds from the sale of those shares and an additional cash payment to the extent that the value of such shares or the amount of such proceeds is less than $500.

         The last reported sale price of [underlying issuer] common stock on o, 2002 was $o per share.

         The trust's securities have no history of public trading. Typical closed-end fund shares frequently trade at a discount from net asset value. This characteristic of investments in a closed-end investment company is a risk separate and distinct from the risk that the trust's net asset value will decrease. The trust cannot predict whether the SHARCS will trade at, below or above net asset value. The risk of purchasing investments in a closed-end company that might trade at a discount is more pronounced for investors who wish to sell their investments soon after completion of a public offering.

         This prospectus sets forth information about the trust that a prospective investor should know before investing. Investors should read and retain this prospectus for future reference. See "Where You Can Find More Information" on page 30.

                              --------------------

Investing in the SHARCS involves certain risks. See "Risk Factors for SHARCS" beginning on page 14.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                              --------------------

                                                 Per SHARCS          Total
                                                 ----------          -----
Public Offering Price                         $                  $
Sales Load                                    $     --           $     --
Proceeds to the trust before expenses         $                  $

         The underwriters are offering the SHARCS subject to various conditions. The underwriters expect to deliver the SHARCS to purchasers on o, 2002.

                              --------------------


--------------------------------------------------------------------------------


[Underwriter]                                        [Underwriter]

      , 2002

         You should rely only on the information contained in this prospectus. The trust has not authorized anyone to provide you with different information. The trust is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

                               --------------------


                                TABLE OF CONTENTS

                                                      Page
                                                      ----

Prospectus Summary......................................4
Fees and Expenses.......................................9
The Trust..............................................10
Use of Proceeds........................................10
Investment Objectives and Policies.....................10
Investment Restrictions................................16
Risk Factors for SHARCS................................16
Net Asset Value........................................19
Description of the SHARCS..............................19
Management and Administration of the Trust.............21
Certain United States Federal
Income Tax Considerations..............................23
Underwriting...........................................29
Legal Matters..........................................30
Experts................................................30
Where You Can Find More Information....................30
Report of Independent Accountants......................31
Statement of Assets, Liabilities
and Capital, o, 2002...................................32
Notes to Statement of Assets,
Liabilities and Capital, o, 2002.......................33


         Until o, 2002, all dealers that effect transactions in these securities, whether or not participating in this securities offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscription.

         The SHARCS will not be listed on any exchange.

                              --------------------

    "SHARCS" and "Shared Appreciation Redeemable Convertible Securities" are
                   service marks of Salomon Smith Barney Inc.

                               PROSPECTUS SUMMARY

         This summary highlights certain information contained elsewhere in this prospectus. This summary is not complete and does not contain all of the information that you should consider before investing in the SHARCS. You should read the entire prospectus carefully, especially the risk of investing in the SHARCS discussed under "Risk Factors for SHARCS."

                                    The Trust

         SHARCS Trust I is a recently created Delaware business trust. The trust will terminate on or shortly after o, 2007, which is referred to as the "maturity date" because that is when the [underlying issuer] notes held by the trust mature. In some limited circumstances, the trust may be terminated sooner or later than that date.

                                   The SHARCS

         The SHARCS are securities that represent all of the beneficial interest in the trust. The underwriters named in this prospectus are offering the SHARCS for sale at a price of $1,000 per SHARCS.

                              Purpose of the Trust

         The trust was created to issue the SHARCS and to carry out the transactions described in this prospectus. The terms of the SHARCS are designed to give you a higher yield than the current dividend yield on [underlying issuer] common stock, while also giving you the chance to share in the increased value of [underlying issuer] common stock if its price goes up. [Underlying issuer] does not currently pay dividends on its common stock and has stated that it does not intend to do so. Additionally, the SHARCS are designed to protect your initial invested principal in the event the price of the [underlying issuer] common stock declines from its price on the date of the issuance of the SHARCS.

                            Semiannual Distributions

         For each SHARCS that you buy, you will receive a cash distribution of $o on each o and o, starting on o, 2002 and ending on o, 2007. Those payments will be made from the [underlying issuer] notes that the trust acquires when it issues the SHARCS.

                       Distributions on the Maturity Date

         On or before o, 2007 (which is the business day prior to the twenty-fifth business day before the maturity date of the SHARCS), you will have the right to elect to receive from the trust on the maturity date either shares of [underlying issuer] common stock owned by the trust or the net cash proceeds from the trust's sale of those shares over the twenty-trading-day period prior to the maturity date. On the maturity date:

         o if you have elected to receive common stock, for each SHARCS you own you will receive (1) $500 in cash from the payment of principal on the [underlying issuer] notes held by the trust, (2) the final interest payment on such notes, (3) o shares of [underlying issuer] common stock (or such other property as [underlying issuer] common stock may have been converted into during the term of the trust) and (4) a cash payment, if any, made to the trust by [underlying issuer] with respect to those shares under its put option agreement with the trust; and

         o if you have elected to receive cash, for each SHARCS you own you will receive (1) $500 in cash from the payment of principal on the [underlying issuer] notes held by the trust, (2) the final interest payment on such notes, (3) the net proceeds from the trust's sale of o shares of [underlying issuer] common stock (or such other property as [underlying issuer] common stock may have been converted into during the term of the trust) over a twenty-trading-day period prior to the maturity date and (4) a cash payment, if any, made to the trust by [underlying issuer] with respect to those shares under its put option agreement with the trust.

                     Distributions upon Redemption of Notes

         In the event that [underlying issuer] exercises its right to redeem the [underlying issuer] notes prior to the maturity date as described in the "Description of Notes" section of the [underlying issuer] prospectus attached to this prospectus, the trust will distribute the cash proceeds it receives from [underlying issuer] to the SHARCS holders on a pro rata basis. Thereafter, the trust assets will consist only of the [underlying issuer] common stock and the put option agreement.

                           Distributions upon Default

         The trust will immediately distribute to you the [underlying issuer] common stock and notes then held by the trust upon Acceleration (as defined in the "Description of Notes" section of the [underlying issuer] prospectus attached to this prospectus) as a result of the occurrence of a Payment Default. A "Payment Default" is an Event of Default described in clause (1) under the "Events of Default" heading in the "Description of Notes" section of the [underlying issuer] prospectus attached to this prospectus. Upon such Acceleration, the exercise date under the put option will be accelerated to the date of such Acceleration based on the average closing price of [underlying issuer] common stock over the twenty trading days preceding the date of the occurrence of such Payment Default and [underlying issuer]'s obligations under the put option agreement will become due and payable to the trust. The trust will distribute the cash it receives from [underlying issuer] pursuant to the acceleration of the put option to the SHARCS holders on a pro rata basis, and will terminate upon the conclusion of such distribution.

                     Distributions upon Certain Cash Offers

         In the event of a Change of Control (as described in the "Description of Notes" section of the [underlying issuer] prospectus attached to this prospectus) that results from the consummation of an offer for [underlying issuer] common stock in which (1) at least 25% of the total consideration per share of Common Stock is in cash, (2) the total consideration per share is less than $o per share and (3) more than 50% of the voting power with respect to the election of directors of the Voting Stock (as defined in the "Description of Notes" section of the [underlying issuer] prospectus attached to this prospectus) and more than 50% of the outstanding shares of [underlying issuer] common stock is acquired (a "Cash Offer Acceleration"), the put option will be accelerated to the date of the consummation of such sale based on the average closing price of [underlying issuer] common stock over the twenty trading days preceding such consummation and [underlying issuer]'s obligations under the put option agreement will become due and payable to the trust. The trust will distribute the cash it receives from [underlying issuer] pursuant to the acceleration of the put option to the SHARCS holders on a pro rata basis, and the [underlying issuer]'s obligations under the put option agreement will terminate.

                    Exchange of SHARCS Prior to Maturity Date

         Upon the occurrence of an Event of Default under the [underlying issuer] notes (other than a Payment Default), a Change of Control or an Asset Disposition Offer under the [underlying issuer] notes (both capitalized terms are described in the "Description of Notes" section of the [underlying issuer] prospectus attached to this prospectus) or a borrow constraint event (as discussed under "Investment Objectives and Policies - Trust Assets"), you will have the right on any business day prior to the twenty-fifth business day before the maturity date to deliver your SHARCS to the trust in exchange for $500 aggregate principal amount of [underlying issuer] notes held by the trust and o shares of [underlying issuer] common stock (or such other property as [underlying issuer] common stock may have been converted into prior to your exercise of such right).

         Upon any such exchange, the applicable [underlying issuer] notes and common stock will be transferred to you, the SHARCS you deliver to the trust will be cancelled and cease to be outstanding, and the number of shares covered by the put option agreement between [underlying issuer] and the trust will be reduced (without payment by either party) by the number of shares delivered to you (unless there has been a Cash Offer Acceleration). Upon such early exchange you will no longer be entitled to any benefits of the put option agreement.

                           Voting Rights and Dividends

         The trust will vote the [underlying issuer] common stock it holds proportionately in accordance with all votes cast by all other holders of all classes of [underlying issuer] common stock (without regard to shares of other holders for which no vote is cast). With respect to the [underlying issuer] notes it holds, the trust will vote the notes proportionately in the manner directed by the holders of the SHARCS as of the record date for the related vote.

         With respect to the trust, you will have the right to vote on certain matters that affect the trust.

         The trust will distribute any cash dividends or any other distributions (except for distributions of the [underlying issuer] common stock) it receives on the [underlying issuer] common stock it holds pro rata to the holders of the SHARCS as soon as is reasonably practicable after receipt by the trust. The amount payable under the put option will be reduced for all such distributions.

             Assets of the Trust; Investment Objectives and Policies

         The trust will own the following assets:

         o o% senior subordinated notes of [underlying issuer] that will mature on o, 2007, and which will provide cash to pay the semiannual distributions on the SHARCS and $500 per SHARCS on the maturity date;

         o o shares of common stock of [underlying issuer] that the trust will purchase in private transactions or in the open market on or before the issuance date of the SHARCS; and

         o a cash-settled put agreement with [underlying issuer] under which, if the aggregate price of [underlying issuer] common stock sold by the trust at the direction of SHARCS holders during the twenty trading days ending on the trading day before the maturity date is less than the amount that would have been realized at a price of $o per share or if the average closing price of the [underlying issuer] common stock delivered to SHARCS holders during the twenty trading days ending on the trading day before the maturity date is less than $o per share, as the case may be, [underlying issuer] will pay the difference to the trust in cash, which the trust will then distribute to the SHARCS holders.

         The number of shares of [underlying issuer] common stock and the exercise price of the put option will be adjusted pursuant to customary anti-dilution mechanisms if [underlying issuer] splits its stock, pays a stock dividend, issues warrants or distributes certain types of assets or if certain other events occur.

         The [underlying issuer] notes initially will represent approximately o% of the trust's assets, the put option agreement will represent approximately o% and the [underlying issuer] common stock initially will represent approximately o%.

         The trust's investment objective is to provide you with a semiannual distribution of $o per SHARCS over the term of the trust and, on or shortly after the maturity date, (1) $500 in cash from the principal payment made on the [underlying issuer] notes held by the trust, (2) the amount of the final interest payment on such notes, (3) at the election of each holder of SHARCS either (a) o shares of [underlying issuer] common stock or (b) the net proceeds from the trust's sale of o shares of [underlying issuer] common stock over the twenty trading days prior to the maturity date and (4) any payments made by [underlying issuer] to the trust under the put option agreement with respect to the shares of [underlying issuer] common stock.

         The trust will not deliver fractions of a share of [underlying issuer] common stock. If you would receive a fraction of a share of [underlying issuer] common stock under the formula described above based on all SHARCS you own, you will receive cash instead.

                  Certain U.S. Federal Income Tax Consequences

         The trust will be taxable as a grantor trust owned solely by the present and future holders of SHARCS for U.S. federal income tax purposes, and income received by the trust will be treated as income of the SHARCS holders. Also, under the terms of the SHARCS, the [underlying issuer], the trust and each holder of SHARCS will be deemed to agree to treat the trust as a grantor trust for U.S. federal income tax purposes. Under this characterization, a holder's acquisition of a SHARCS will be treated as an acquisition of the allocable note, common stock and put option constituting SHARCS. The notes will have original issue discount, which means a U.S. holder will be required to take accrued interest into income before the receipt of cash with respect to such interest. In addition, the common stock and put option will constitute a straddle for U.S. federal income tax purposes, which, among other consequences, may defer recognition of loss in some circumstances, and will prevent a U.S. holder from establishing a long-term holding period with respect to the common stock during the term of the SHARCS.

Prospective investors are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of the purchase, ownership and disposition of SHARCS, the notes, common stock and put option in light of their own particular circumstances, as well as the effect of any state, local or foreign tax laws.

                               [Underlying Issuer]

         A prospectus that describes the [underlying issuer], the notes that the trust will hold (and that you may receive) and the put option issued by the [underlying issuer] to the trust is attached to this prospectus. [Underlying issuer] is not affiliated with the trust and will not have any obligation under the SHARCS. The [underlying issuer] prospectus is attached to this prospectus only for your convenience. The [underlying issuer] prospectus is not part of this prospectus and is not incorporated by reference into this prospectus. You should carefully review that prospectus, including the risk factors, before investing in the SHARCS. The [underlying issuer] prospectus does not describe the [underlying issuer] common stock. Please see "Investment Objectives and Policies -- The [Underlying Issuer] Common Stock" for a description of [underlying issuer]'s common stock.

                   Management and Administration of the Trust

         The internal operations of the trust will be managed by three trustees; the trust will not have an investment advisor. [Administrator] (or its successor) will act as trust administrator to carry out the day-to-day administration of the trust, and will also be the custodian for the trust assets and its paying agent, registrar and transfer agent for the SHARCS. [Administrator] will not have any other affiliation with the trust.

                                Term of the Trust

         The trust will terminate automatically on or shortly after the date on which the trust distributes all of its assets to the holders of the SHARCS. Under most circumstances, this will be on or shortly after the maturity date unless the SHARCS holders all exchange their SHARCS for [underlying issuer] notes and common stock before then. In the event that the trust has assets that remain outstanding after the maturity date, the trust will not terminate until such assets are distributed to investors.

                                  Risk Factors

         o The trust will not dispose of its [underlying issuer] common stock or notes during the term of the trust (except upon an early exchange of SHARCS by holders) even if the value of [underlying issuer] common stock declines or [underlying issuer]'s financial condition changes for the worse.

         o The sole source of any cash distributions to holders of the SHARCS will be payments by [underlying issuer] on the notes held by the trust, cash dividends on the [underlying issuer] common stock if any are declared in the future, payments by [underlying issuer] pursuant to the put option under certain circumstances, and, if so elected, the proceeds of the sale of the [underlying issuer] common stock held by the trust. The value of any common stock or notes distributed by the trust to the holders of SHARCS and the put option held by the trust, and the trust's ability to make any such cash payments on the SHARCS, will depend on the financial condition of [underlying issuer] and other factors. If [underlying issuer] becomes bankrupt or insolvent, you could lose everything you paid for your SHARCS.

         o Because the trust will own only [underlying issuer] common stock and notes and the put option agreement with [underlying issuer], an investment in the SHARCS may be riskier than an investment in an investment company with more diversified assets.

         o The trading price of [underlying issuer] common stock and the market value of the [underlying issuer] notes will directly affect the trading price of the SHARCS in the secondary market. The trading price of [underlying issuer] common stock and the market value of the [underlying issuer] notes will be influenced by [underlying issuer]'s operating results and prospects, by economic, financial and other factors and by general market conditions.

Listing

         The [underlying issuer] common stock is quoted on [exchange] under the symbol "o." The last reported sale price of [underlying issuer] common stock on o, 2002 was $o per share.

         The SHARCS will not be listed on any exchange.

                                FEES AND EXPENSES

         Because the trust will use a portion of the proceeds from the sale of the SHARCS to purchase the notes and put option from [underlying issuer], [underlying issuer] has agreed in the underwriting agreement to pay to the underwriters as compensation $o per SHARCS. See "Underwriting." The underwriters will pay estimated organization costs of the trust in the aggregate amount of $o and estimated costs of the trust in connection with the initial registration and public offering of the SHARCS in the aggregate amount of approximately $o at the closing of this offering. In addition, the underwriters will pay the administrator, the custodian, the paying agent and each trustee at the closing of this offering a one-time, up-front amount in respect of its ongoing fees and, in the case of the administrator, anticipated expenses of the trust (estimated to be $o in the aggregate) over the term of the trust. The underwriters have agreed to pay on-going expenses of the trust in excess of these estimated amounts and to reimburse the trust for any amounts it may be required to pay as indemnification to any trustee, the administrator, the custodian or the paying agent. [Underlying issuer] will reimburse the underwriters for certain expenses of the trust and reimbursements of indemnifications paid by it. See "Management and Administration of the Trust-Estimated Expenses."

         Regulations of the Securities and Exchange Commission require the presentation of trust expenses in the following format in order to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly. Because the trust will not bear any ongoing fees or expenses, investors will not bear any direct expenses. The only expenses that an investor might be considered to bear indirectly are (a) the underwriters' compensation payable by [underlying issuer] with respect to such investor's SHARCS and (b) the ongoing expenses of the trust (including fees of the administrator, custodian, paying agent and trustees), estimated at $o per year in the aggregate, which the underwriters will pay at the closing of this offering. These indirect costs are included in the price of the SHARCS and, as a result, will not require you to make any additional out-of-pocket payment.

Investor transaction expenses

     Sales Load (as a percentage of offering price)..................... %
                                                                        ==

Annual Expenses

     Management Fees....................................................0%
     Other Expenses (after reimbursement by [underlying issuer])*.......0%
              Total Annual Expenses*....................................0%
                                                                       ==

----------------
* Without this reimbursement, the trust's "total annual expenses" would be equal to approximately o% of the trust's average net assets.

         SEC regulations also require that closed-end investment companies present an illustration of cumulative expenses (both direct and indirect) that an investor would bear. The regulations require the illustration to factor in the applicable sales load and to assume, in addition to a 5% annual return, the reinvestment of all distributions at net asset value. Investors should note that the assumption of a 5% annual return does not accurately reflect the financial terms of the trust. See "Investment Objectives and Policies--Trust Assets." Additionally, the trust does not permit the reinvestment of distributions.

                                                                  1 Year  3 Year
                                                                  ------  ------

  You would pay the following expenses (i.e., the applicable sales load and allocable portion of ongoing expenses paid by the underwriters and [underlying issuer]) on a $1,000
  investment, assuming a 5% annual return.....................    $       $



                                    THE TRUST

         SHARCS Trust I is a newly organized Delaware business trust that is registered as a closed-end management investment company under the Investment Company Act. The trust was formed on January 17, 2002, pursuant to a Declaration of Trust, dated as of January 17, 2002. The term of the trust will expire on or shortly after o, 2007, except that the trust may be dissolved prior to such date under certain limited circumstances. The address of the trust is c/o Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013 (telephone number: (212) 816-6000).

                                 USE OF PROCEEDS

         On the date on which it sells the SHARCS, the trust will use o% of the proceeds of this offering to purchase the Notes (as defined below), o% of the proceeds to purchase the Common Stock (as defined below) and o% of the proceeds to purchase the Put Option (as defined below).

                       INVESTMENT OBJECTIVES AND POLICIES

Trust Assets

         The trust's investment objectives are to provide each investor with a semiannual distribution of $o per SHARCS on each distribution date during the term of the trust (representing the pro rata portion of the semiannual distributions in respect of the [underlying issuer] notes held by the trust) and to provide each investor, on o, 2007 (the "Maturity Date"), (1) the proceeds from the payment of the principal of the [underlying issuer] senior subordinated notes due 2007 (the "Notes") and the final interest payment on the Notes, (2) a number of shares of the class o common stock of [underlying issuer] (the "Common Stock") or, if you elect the Cash Delivery Option (as defined below), an amount in cash equal to the Average Sale Price (as defined below) thereof and (3) if the Average Closing Price (as defined below) or the Average Sale Price, as the case may be, is less than $o per share (the "Put Price"), the cash distribution to the trust from the put option agreement with [underlying issuer] (the "Put Option").

         On or prior to the 25th Business Day prior to the Maturity Date, you must notify the trust if you elect to receive cash settlement from the trust for the Common Stock (the "Cash Delivery Option"). If you do not provide notice to the trust on or prior to the 25th Business Day prior to the Maturity Date, the trust will deliver the Common Stock to you on the Maturity Date. "Business Day" means any day that is not a Saturday, a Sunday or a day on which the New York Stock Exchange or banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to close.

         The "Average Closing Price" for the Common Stock means the average of the Closing Prices (as defined below) of a share of the Common Stock over the twenty Trading Days (as defined below) immediately prior to, but not including, the Maturity Date; provided, however, that if there are not twenty Trading Days for the Common Stock occurring later than the 25th Business Day immediately prior to but not including the Maturity Date, the Average Closing Price will be based on the number of Trading Days that there are in that period.

         The "Average Sale Price" for the Common Stock means the aggregate proceeds (net of reasonable and customary brokers' commissions) actually received in respect of the trust's sale of one-twentieth of the total number of shares of Common Stock with respect to which SHARCS holders have elected the Cash Delivery Option on each of the twenty Trading Days immediately prior to, but not including, the Maturity Date divided by the total number of such shares of common stock sold by the trust, provided, however, that if there are not twenty Trading Days for the Common Stock occurring later than the 25th Business Day immediately prior to, but not including, the Maturity Date, the trust will sell the Common Stock over the number of Trading Days that there are in as nearly pro rata proportions as is practicable.

         All sales of the Common Stock by the trust will be made in the principal exchange or market on which the Common Stock is then traded. The Administrator will select brokers to effect such sales in a manner permissible under the Investment Company Act. A "Trading Day" is defined as a day on which the Common Stock may be traded on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

         The "Closing Price" of a share of the Common Stock on any date of determination means:

         (1) the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock (regular way) on the [exchange] on such date,

         (2) if the Common Stock is not listed for trading on the [exchange] on any such date, the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the principal United States national or regional securities exchange on which the Common Stock is so listed or traded,

         (3) if the Common Stock is not so listed or traded on any United States national or regional securities exchange, the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock as reported by [NASDAQ],

         (4) if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or

         (5) if the Common Stock is not so quoted, the average of the mid-point of the last bid and ask prices for the Common Stock obtained from at least three nationally recognized investment banking firms that the Administrator selects for such purpose.

         Upon a Cash Offer Acceleration, the Put Option will be accelerated to the date of the consummation of such sale and [underlying issuer]'s obligations, if any, under the Put Option will become due and payable. Within two Business Days after such Cash Offer Acceleration, the trust will calculate the settlement value of the Put Option treating the date of the Cash Offer Acceleration as the Maturity Date and using the Average Closing Price based on such Maturity Date. The trust will distribute the cash it receives from [underlying issuer] pursuant to the acceleration of the Put Option to the SHARCS holders on a pro rata basis, and the [underlying issuer]'s obligations under the Put Option will terminate.

         Upon the occurrence of (1) an Event of Default other than a Payment Default, (2) a Change of Control or (3) an Asset Disposition Offer Notes (as such capitalized terms are described in the "Description of Notes" section of the [underlying issuer] prospectus attached to this prospectus) or a Borrow Constraint Event (as defined below), holders of the SHARCS will have the right on any business day prior to the twenty-fifth business day before the maturity date to deliver their SHARCS to the trust in exchange for $500 aggregate principal amount of the Notes held by the trust and o shares of Common Stock (or such other property into which the Common Stock may have been converted prior to the exercise of such right) per SHARCS. A "Borrow Constraint Event" means that the amount of Common Stock available for borrow by investors executing short sales to maintain hedged positions in the SHARCS has become constrained, or the cost of maintaining such hedged positions has significantly increased, in the sole judgment of o as determination agent of the trust, when compared to such amount available or such cost on the date of the offering of the SHARCS. The trust will provide notice to each SHARCS holder of the occurrence of any such event. Upon any such exchange, the applicable Notes and Common Stock will be transferred to the holder of the SHARCS electing such exchange, the SHARCS delivered to the trust will be cancelled and cease to be outstanding, and the number of shares covered by the Put Option will be reduced (without payment by either party) by the number of shares delivered to the holder of the SHARCS (unless there has been a Cash Offer Acceleration).

         In the event that [underlying issuer] exercises its right to redeem the Notes prior to the Maturity Date as described in the "Description of Notes" section of the [underlying issuer] prospectus attached to this prospectus, the trust will distribute the cash proceeds it receives from [underlying issuer] to the SHARCS holders on a pro rata basis. Thereafter, the trust assets will consist only of the Common Stock and the Put Option.

         Upon any Acceleration as the result of a Payment Default, the trust will distribute the Notes and the Common Stock to the holders of the SHARCS. The exercise date of the Put Option will be accelerated to the date of such Acceleration and [underlying issuer]'s obligations, if any, under the Put Option will become due and payable. Within two Business Days after such Acceleration, the trust will calculate the settlement value of the Put Option treating the date of the occurrence of such Payment Default as the Maturity Date and using the Average Closing Price based on such Maturity Date. The trust will distribute the cash it receives to the SHARCS holders on a pro rata basis and will terminate upon the conclusion of such distribution.

         Any Notes or shares of Common Stock delivered by the trust to investors that are not affiliated with the [underlying issuer] will be free of any transfer restrictions and the investors will be responsible for the payment of all brokerage costs upon the subsequent resale of such notes or shares. Investors otherwise entitled to receive fractional shares in respect of their aggregate holdings of SHARCS will receive cash in lieu thereof. See "--Delivery of Common Stock and Reported Securities; No Fractional Shares of Common Stock or Reported Securities" below.

         The trust has adopted a fundamental policy to invest at least o% of its portfolio in the Notes, at least o% of its portfolio in the Put Option and at least o% of its portfolio in the Common Stock. The trust has also adopted a fundamental policy that the trust may not dispose of either the Notes, the Common Stock or the Put Option during the term of the trust unless there is an early exchange of SHARCS, an Acceleration as a result of a Payment Default or Cash Offer Acceleration, as described above, or termination of the trust, as described below. These fundamental policies of the trust may not be changed without the vote of a "majority in interest" of the owners of the SHARCS unless the proposed change would vary the assets held by the trust, in which case approval of each SHARCS holder is required. A "majority in interest" means 67% of the outstanding SHARCS. In no case may the trust amend its fundamental policies not to purchase any Common Stock (i) after the date on which the trust sells the SHARCS or (ii) directly or indirectly from [underlying issuer] or [underlying issuer's controlling shareholder].

         The trust will pay the annual distribution of $o per SHARCS semiannually on each o and o (or, if any such date is not a Business Day, on the next succeeding Business Day), commencing o, 2002. Semiannual distributions on the SHARCS will consist solely of the cash received from the Notes held by the trust.

         The trust will be entitled to any dividends or other distributions that may be declared on the Common Stock. The trust will distribute any cash dividends or other distributions (except for distributions of the Common Stock) it receives on the Common Stock pro rata to holders of SHARCS as soon as is reasonably practicable after receipt by the trust. The amount payable under the Put Option will be reduced for all such distributions.

         The trust will vote the Common Stock it holds proportionately in accordance with all votes cast by all other holders of all classes of the [underlying issuer] common stock (without regard to shares of other holders for which no vote is cast). With respect to the Notes it holds, the trust will vote the Notes proportionately in the manner directed by the holders of the SHARCS as of the record date for the related vote. With respect to such matters, the trust will not vote the proportion of the Notes for which it has not received voting instructions.

         On or before o, 2007 (which is the business day prior to the twenty-fifth business day before the maturity date of the SHARCS), holders of the SHARCS will have the right to elect the Cash Delivery Option. On the Maturity Date:

         o a holder that does not elect the Cash Delivery Option will receive, for each SHARCS it holds, $500 in cash from the payment of principal on the Notes, the final interest payment on the Notes, o shares of Common Stock (or such other property as Common Stock may have been converted into during the term of the trust), and, if the Average Closing Price is less than the Put Price, the cash payment made to the trust by [underlying issuer] with respect to those shares under its Put Option; and

         o a holder that elects the Cash Delivery Option will receive, for each SHARCS it holds, $500 in cash from the payment of principal on the Notes, the final interest payment on the Notes, a cash payment equal to the Average Sale Price of o shares of Common Stock, and, if the Average Sale Price is less than the Put Price, the cash payments made to the trust by [underlying issuer] with respect to those shares under its Put Option.

         Because the value received by SHARCS holders will depend on a number of factors including the Average Closing Price or Average Selling Price of the Common Stock and the closing price of the Common Stock on the Maturity Date, it is not possible to present a chart or table illustrating a complete range of possible values of the cash and/or Common Stock that may be delivered on the Maturity Date. The following table and chart show the hypothetical value delivered to the holder of one SHARCS under different scenarios. These hypothetical examples are intended to illustrate the effect of possible general trends in the price of the Common Stock and the value delivered on the Maturity Date. All of the hypothetical examples assume a Put Price of $5 and that each SHARCS represents 100 shares of Common Stock on the date of issuance.

                     Average   Closing   Note  Value of     Value of     Total
                     Closing   Price on         Stock      Put Option   Value to
                      Price    Maturity                   at Maturity   Investor
                                Date
Investors Electing Stock

Example 1            $4.00     $4.10     $500    $410         $100      $1,010
Example 2            $4.00     $3.90     $500    $390         $100        $990
Example 3            $6.00     $6.10     $500    $610           $0      $1,110
Example 4            $6.00     $5.90     $500    $590           $0      $1,090

                    Average   Closing   Note     Cash       Value of     Total
                   Sale Price Price on         Received    Put Option   Value to
                              Maturity                    at Maturity   Investor
                                Date
Investors Electing Cash

Example 1            $4.00     $4.10    $500     $400         $100      $1,000
Example 2            $4.00     $3.90    $500     $400         $100      $1,000
Example 3            $6.00     $6.10    $500     $600           $0      $1,100
Example 4            $6.00     $5.90    $500     $600           $0      $1,100


                                [GRAPHIC OMITTED]

Less Potential for Equity Appreciation than Common Stock

         The opportunity for equity appreciation afforded by an investment in the SHARCS is less than the opportunity for equity appreciation afforded by a direct investment in the Common Stock because only a portion of the purchase price of each SHARCS will be attributed to the Common Stock.

         A prospectus that describes [underlying issuer], the Notes that the trust will own, and that owners of SHARCS may receive, and the Put Option is attached to this prospectus. You should carefully consider that prospectus, including the risk factors, before investing in the SHARCS. The attached prospectus does not describe [underlying issuer]'s common stock. Please see "Investment Objectives and Policies--The [Underlying Issuer] Common Stock" below for a description of [underlying issuer]'s common stock.

The [Underlying Issuer] Common Stock

         According to publicly available documents, [underlying issuer] is principally engaged in [business]. The [underlying issuer]'s fiscal year end is
o. [Underlying issuer] is currently subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, [underlying issuer] files reports (including its Annual Report on Form 10-K for the fiscal year ended o and its Quarterly Reports on Form 10-Q for the fiscal quarters ended o, o and o), proxy statements and other information with the SEC. Copies of [underlying issuer]'s registration statements, reports, proxy statements and other information may obtained from the SEC in the manner described under "Where You Can Find More Information."

         The Common Stock has been quoted on [exchange] under the symbol "o" since o. The following table sets forth, for the indicated periods, the monthly high and low sales prices of the Common Stock, as reported on [exchange], giving effect to stock splits of the [underlying issuer]. The [underlying issuer] has never paid cash dividends on the Common Stock and has stated that it does not anticipate paying cash dividends on the Common Stock in the foreseeable future. As of o, 2001, there were o record holders of the Common Stock.

                                                  High                  Low
                                                  ----                  ---

[Month].......................................
[Month].......................................
[Month].......................................
[Month].......................................
[Month].......................................
[Month].......................................
[Month].......................................
[Month].......................................

         The [underlying issuer] is not affiliated with the trust and will have no obligations with respect to the SHARCS. This prospectus relates only to the SHARCS offered hereby and does not relate to the [underlying issuer] or the Common Stock.

The [Underlying Issuer] Notes and Put Option

         The [underlying issuer] has filed a registration statement with the SEC with respect to the Notes and the Put Option that will be delivered to the trust by the [underlying issuer], and, with respect to the Notes, if an investor exercises its right to exchange SHARCS upon the occurrence of certain events prior to the Maturity Date, by the trust to each such investor. The prospectus of the [underlying issuer] constituting a part of such registration statement includes information relating to the [underlying issuer], the Notes and the Put Option, including certain risk factors relevant to an investment in the Notes and the Put Option. The prospectus of the [underlying issuer] is being attached hereto and delivered to prospective purchasers of SHARCS together with this prospectus for convenience of reference only. The [underlying issuer] prospectus is not part of this prospectus, and is not incorporated by reference into this prospectus. The trust did not prepare, and is not responsible for, the [underlying issuer] prospectus. You should carefully consider that prospectus, including the risk factors, before investing in the SHARCS.

Temporary Investments

         For cash management purposes, the trust may invest the proceeds of the Notes, any distributions with respect to the Common Stock and any other cash held by the trust in short-term obligations of the U.S. Government maturing no later than the Business Day preceding the next distribution date.

Trust Termination

         The trust will terminate automatically on or shortly after the Maturity Date or following the distribution of all trust assets to investors, if earlier. In the event that the trust has assets that remain outstanding after the Maturity Date, the trust will not be terminated until such assets are distributed to investors.

Delivery of Common Stock; No Fractional Shares of Common Stock

         The Common Stock is expected to be distributed by the trust to the investors pro rata shortly after the Maturity Date (except to the extent SHARCS holders exercise their early exchange right or elect the Cash Settlement Option), except that no fractional shares of Common Stock will be distributed. If more than one SHARCS is surrendered at one time by the same investor, the number of full shares of Common Stock to be delivered will be computed on the basis of the total number of SHARCS so surrendered at the Maturity Date. Instead of delivering any fractional share or security, the trust will sell a number of shares or securities, in the open market, equal to the total of all fractional shares or securities that would otherwise be delivered to investors of all SHARCS, and each such investor will be entitled to receive an amount in cash equal to the pro rata portion of the proceeds of such sale.

                             INVESTMENT RESTRICTIONS

         The trust has adopted a fundamental policy that the trust may not:

         o purchase any securities or instruments other than the Notes, the Put Option, the Common Stock and, for cash management purposes, short-term obligations of the U.S. Government;

         o purchase any Common Stock after the date on which the trust sells the SHARCS;

         o purchase any Common Stock directly or indirectly from [the underlying issuer] or [the underlying issuer's controlling shareholder];

         o    issue any securities or instruments except for the SHARCS;

         o    make short sales or purchase securities on margin;

         o    write any put or call options;

         o    borrow money;

         o    underwrite securities;

         o purchase or sell real estate, commodities or commodities contracts; or

         o    make loans.

         The trust has also adopted a fundamental policy that the trust may not dispose of the Notes, the Put Option or the Common Stock during the term of the trust unless (i) there is an early exchange of SHARCS, (ii) there is an Acceleration as a result of a Payment Default or (iii) there is a Cash Offer Acceleration.

         In no case may the trust amend its fundamental policies not to purchase any Common Stock (i) after the date on which the trust sells the SHARCS or (ii) directly or indirectly from [underlying issuer] or [underlying issuer's controlling shareholder].

                             RISK FACTORS FOR SHARCS

         The SHARCS may trade at widely different prices before the Maturity Date depending upon factors such as changes in the market price of the Common Stock and other events that the trust cannot predict and are beyond the trust's control. The text describes this in more detail below.

Internal Management; No Portfolio Management

         The internal operations of the trust will be managed by its trustees; the trust will not have any separate investment advisor. The trust has adopted a fundamental policy that the trust may not dispose of the Notes, the Common Stock or the Put Option held by the trust prior to the earlier of their maturities and the termination of the trust except for distributions pursuant to an early exchange of SHARCS prior to the Maturity Date or pursuant to a Payment Default. As a result, the trust will continue to hold the Common Stock and Notes even if there is a significant decline in the market price of the Common Stock or adverse changes in the financial condition of the [underlying issuer]. The trust will not be managed like a typical closed-end investment company.

         If there is a Payment Default, the trust will distribute the Notes and the Common Stock to the holders of the SHARCS. The Put Option will accelerate to the date of default and will become due and payable. The trust will distribute the cash it receives to the SHARCS holders on a pro rata basis. Because holders of the SHARCS will receive the Notes, it will be their own responsibility to enforce the [underlying issuer]'s obligations under the Notes in the event of nonpayment by the [underlying issuer]. Similarly, the trust may not be able to enforce the obligations of the Put Option against the [underlying issuer]. The SHARCS holders will not have the right to enforce the Put Option against [underlying issuer] directly in any circumstances.

Comparison to Other Securities; Relationship to [Underlying Issuer] Common Stock

         The SHARCS are different from ordinary securities because the sole source of any cash distributions to holders of the SHARCS will be payments by [underlying issuer] on the Notes, cash dividends on the Common Stock (if [underlying issuer] declares any in the future), payments by the [underlying issuer] pursuant to the Put Option under certain circumstances, and, if you elect the Cash Settlement Option, the proceeds of the sale of the [underlying issuer]'s Common Stock held by the trust. The value of any Common Stock or Notes distributed by the trust to the holders of SHARCS, and the trust's ability to make any such cash payments on the SHARCS, will depend on the financial condition of [underlying issuer] and other factors. If [underlying issuer] becomes bankrupt or insolvent, you might lose your entire investment in the SHARCS.

         The trust cannot predict whether the price of a share of Common Stock will rise or fall. However, the following factors may affect the trading price of Common Stock:

         o whether the [underlying issuer] makes a profit and what its future prospects are;

         o    trading in the capital markets generally;

         o    trading on [exchange], where the Common Stock is traded;

         o    the health of the o industry; and

         o whether the [underlying issuer] issues securities like the SHARCS, or the [underlying issuer] or another person in the market transfers a large amount of Common Stock.

         Please refer to the attached prospectus for information about the [underlying issuer], the Notes and the Put Option. The attached prospectus does not describe the Common Stock. Please see "Investment Objectives and Policies--The [Underlying Issuer] Common Stock" above for a description of [underlying issuer]'s common stock.

Impact of the SHARCS on the Market for the Common Stock

         The trust cannot predict accurately how or whether investors will resell the SHARCS and how easy it will be to resell them. Any market that develops for the SHARCS is likely to influence and be influenced by the market for the Common Stock. For example, investors' anticipation that the trust may sell or deliver Common Stock that represents approximately o% of the currently outstanding Common Stock when the SHARCS mature could cause the price of the Common Stock to be unstable or fall. The following factors could also affect the price of Common Stock:

         o sales of Common Stock by investors who prefer to invest in the [underlying issuer] by investing in the SHARCS;

         o hedging of investments in the SHARCS by selling Common Stock (called "selling short"); and

         o    arbitrage trading activity between the SHARCS and Common Stock.

 [Underlying Issuer] not Responsible for the SHARCS

         The [underlying issuer] has no obligation to make any payments on the SHARCS to you. The [underlying issuer]'s obligations are solely to the trust pursuant to the Notes and the Put Option. The [underlying issuer] also does not have to take the trust's needs or your needs into consideration for any reason. The [underlying issuer] is not involved in managing or trading the SHARCS.

SHARCS May be Difficult to Resell

         The SHARCS are new and innovative securities, and there is currently no market in which to resell them. The underwriters currently intend, but are not obligated, to buy and sell the SHARCS. A resale market might not develop or, if it does, might not give you the opportunity to resell your SHARCS and may not continue until the SHARCS mature.

         The SHARCS will not be listed on any securities exchange. As a result, you may have difficulty getting price information and it may be more difficult to resell the SHARCS.

Net Asset Value of the Trust

         The trust is a newly organized closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the trust's net asset value will decrease. The trust cannot predict whether the SHARCS will trade at, below or above their net asset value. For investors who wish to sell the SHARCS in a relatively short period of time after the SHARCS offering, the risk of the SHARCS trading at a discount is more pronounced because the gain or loss that such investors realize on their investment is likely to depend more on whether the SHARCS are trading at a discount or premium than upon the value of the trust's assets.

Non-Diversified Status

         The trust is considered non-diversified under the Investment Company Act, which means that the trust is not limited in the proportion of its assets that may be invested in one security. Because the trust will only own the Notes of the [underlying issuer], the Common Stock of the [underlying issuer] and the Put Option issued by the [underlying issuer], the SHARCS may be a riskier investment than would be the case for an investment company with more diversified investments.

Tax Treatment of SHARCS Uncertain

         No statutory, judicial or administrative authority directly addresses the characterization of the SHARCS or instruments similar to the SHARCS for U.S. federal income tax purposes. As a result, significant aspects of the U.S. federal income tax consequences of an investment in the SHARCS are not certain. There is no ruling from the Internal Revenue Service with respect to the SHARCS and the Internal Revenue Service might not agree with the conclusions expressed under the section "Certain United States Federal Income Tax Considerations" in this prospectus.

Risk Factors for [Underlying Issuer]

         You should carefully consider the information in the attached prospectus describing the Notes and the Put Option of the [underlying issuer], including the risk factors for the [underlying issuer].

                                 NET ASSET VALUE

         The Administrator will calculate the net asset value of the portfolio at least quarterly by dividing the value of the net assets of the trust (the value of its assets less its liabilities) by the total number of SHARCS outstanding. The trust's net asset value will be published semiannually as part of the trust's semiannual report to investors and at such other times as the trust may determine. The shares of Common Stock will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the trustees. The Notes held by the trust will be valued at cost with accrued interest or discount earned included in interest to be received. Short-term investments having a maturity of 60 days or less will be valued at cost with accrued interest or discount earned included in interest to be received. The Put Option will be valued at the mean of the bid prices the trust receives from at least three independent broker-dealer firms unaffiliated with the trust who are in the business of making bids on financial instruments similar to the Put Option and with terms comparable thereto. If the trust (acting through the Administrator) is unable to obtain valuations from three independent broker-dealer firms, as required by the preceding sentence, on a timely basis or without unreasonable effort or expense, the Put Option will be valued at the median of bid prices received from two such broker-dealer firms. If the trust (acting through the Administrator) is unable to obtain a valuation for the Put Option it believes to be reasonable through the above method on a timely basis or without unreasonable effort or expense, the value of the Put Option will be established at a level deemed to be fair and reflective of the market value for the Put Option based on all appropriate factors relevant to the value of the Put Option as determined by an independent expert or appraiser retained by the Trustees (as defined below) or the Administrator (as defined below) on their behalf.

                            DESCRIPTION OF THE SHARCS

         Each SHARCS represents an equal proportional interest in the trust. Upon liquidation of the trust, investors are entitled to share pro rata in the net assets of the trust available for distribution. SHARCS have no preemptive, redemption or conversion rights. The SHARCS, when issued and outstanding, will be fully paid and non-assessable. The only securities that the trust is authorized to issue are the SHARCS offered hereby and those sold to the initial investor referred to below. See "Underwriting."

         Owners of SHARCS are entitled to one vote for each SHARCS held on all matters to be voted on by investors and are not able to vote cumulatively in the election of Trustees. The Trustees of the trust have been selected initially by Salomon Smith Barney as the initial investor in the trust.

         The Trustees may call special meetings of investors for action by investor vote as may be required by either the Investment Company Act or the Declaration of Trust. Investors have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding SHARCS, to remove a Trustee. The Trustees will call a meeting of investors to vote on the removal of a Trustee upon the written request of the record owners of 10% of the SHARCS or to vote on other matters upon the written request of the record owners of 51% of the SHARCS (unless substantially the same matter was voted on during the preceding 12 months). The Trustees shall establish, and notify the investors in writing of, the record date for each such meeting, which shall be not less than 10 nor more than 50 days before the meeting date. Owners at the close of business on the record date will be entitled to vote at the meeting. The trust will also assist in communications with other owners as required by the Investment Company Act.

         The put option agreement will contain anti-dilution adjustments. The Put Price will be adjusted upon the occurrence of certain events including stock splits, consolidation, cash dividends and certain other circumstances with respect to the Common Stock. Please see "Description of Put Rights" in the [underlying issuer]'s prospectus for a description of the anti-dilution adjustments.

Book-Entry System

         The SHARCS will be issued in the form of one or more global securities (the "Global Security") deposited with The Depository Trust Company (the "Depositary") and registered in the name of a nominee of the Depositary.

         The Depositary has advised the trust and the underwriters as follows:
The Depositary is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depositary was created to hold securities of persons who have accounts with the Depositary ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of certificates. Such participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

         Upon the issuance of a Global Security, the Depositary or its nominee will credit the respective SHARCS represented by such Global Security to the accounts of participants. The accounts to be credited will be designated by the underwriters. Ownership of beneficial interests in such Global Security will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in such Global Security will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary or its nominee for such Global Security. Ownership of beneficial interests in such Global Security by persons that hold through participants will be shown on, and the transfer of that ownership interest within such participant will be effected only through, records maintained by such participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.

         So long as the Depositary for a Global Security, or its nominee, is the registered owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole owner or holder of the SHARCS. Except as set forth below, owners of beneficial interests in such Global Security will not be entitled to have the SHARCS registered in their names and will not receive or be entitled to receive physical delivery of the SHARCS in definitive form and will not be considered the owners or holders thereof.

         Shares of Common Stock, Notes or other assets deliverable in respect of, and any semiannual distributions on, SHARCS registered in the name of or held by the Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner or the holder of the Global Security. None of the trust, any trustee, the Paying Agent, the Administrator or the Custodian for the SHARCS will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         The trust expects that the Depositary, upon receipt of any payment in respect of a permanent Global Security, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of the Depositary. The trust also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

         A Global Security may not be transferred except as a whole by the Depositary to a nominee or a successor of the Depositary. If the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the trust within 90 days, the trust will issue SHARCS in definitive registered form in exchange for the Global Security representing such SHARCS. In that event, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in definitive form of SHARCS represented by such Global Security equal in number to that represented by such beneficial interest and to have such SHARCS registered in its name.

                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

Trustees

         The internal operations of the trust will be managed by three trustees, none of whom will be an "interested person" of the trust as defined in the Investment Company Act; the trust will not have an investment adviser (the "Trustees"). Under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the trust.

         The names of the persons who will be elected by Salomon Smith Barney, the sponsor/initial investor of the trust, to serve as the Trustees are set forth below. The positions, the principal occupations of the individual Trustees during the past five years and other directorships/trusteeships held are also set forth below.

                               Principal Occupation             Other
Name, Age and Address  Title  During Past Five Years  Directorships/Trusteeships
---------------------  -----  ----------------------  --------------------------

         The underwriters will pay each Trustee who is not a director, officer or employee of either the underwriters or the Administrator, or of any affiliate thereof, in respect of his annual fee and anticipated out-of-pocket expenses, a one-time, upfront fee of $o in the aggregate. The trust's Managing Trustee will also receive an additional upfront fee of $o in the aggregate for serving in that capacity. The [underlying issuer] will reimburse the underwriters for these payments as part of the expenses of the trust. The Trustees will not receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

Administrator

         The day-to-day affairs of the trust will be managed by [Administrator] as Trust Administrator pursuant to an administration agreement. Under the administration agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, their duties to:

         (1) receive invoices for and pay, or cause to be paid, all expenses incurred by the trust;

         (2) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the trust);

         (3) instruct the Paying Agent to pay distributions on SHARCS as described herein;

         (4) prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the trust;

         (5) at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the trust; and

         (6) make all necessary arrangements with respect to meetings of Trustees and any meetings of holders of SHARCS.

         The Administrator will not, however, select the independent public accountants for the trust or sell or otherwise dispose of the trust's assets (except in connection with an early exchange of SHARCS prior to the Maturity Date and upon termination of the trust).

         Either the trust or the Administrator may terminate the Administration Agreement upon 60 days' prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

         Except for its roles as Administrator, Custodian (as defined below), Paying Agent (as defined below), registrar and transfer agent of the trust, [Administrator] has no other affiliation with, and is not engaged in any other transactions with, the trust.

         The address of the Administrator is o.

Custodian

         The trust's custodian (the "Custodian") is [Custodian] pursuant to a custodian agreement. In the event of any termination of the custodian agreement by the trust or the resignation of the Custodian, the trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the custodian agreement. Pursuant to the custodian agreement, the Custodian will invest all net cash received by the trust in short-term U.S. Government securities maturing on or shortly before the next semiannual distribution date.

         The address of the Custodian is o.

Paying Agent

         The transfer agent, registrar and paying agent (the "Paying Agent") for the SHARCS is [Paying Agent] pursuant to a paying agent agreement. In the event of any termination of the paying agent agreement by the trust or the resignation of the Paying Agent, the trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

         The address of the Paying Agent is o.

Indemnification

         The trust will indemnify each Trustee, the Administrator, the Custodian and the Paying Agent with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) which it may incur in acting as Trustee, Administrator, Custodian or Paying Agent, as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. The underwriters agreed to reimburse the trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. Except as otherwise noted, the [underlying issuer] in turn will reimburse the underwriters for all such reimbursements paid by it as part of the expenses of the trust.

Distributions

         The trust intends to distribute to investors on a semiannual basis the proceeds of the Notes. The first distribution, reflecting the trust's operations from the date of this offering, will be made on o, 2002 to owners of record as of o, 2002. Thereafter, the trust will make distributions on o and o or, if any such date is not a Business Day, on the next succeeding Business Day, of each year to owners of record as of each o and o, respectively. Upon the occurrence of certain events, an owner of record may deliver its SHARCS in exchange for $500 aggregate principal amount of the Notes held by the trust and o shares of the Common Stock and the number of shares covered by the Put Option will be reduced (without payment by either party) by the number of shares delivered to such owner of record. Upon termination of the trust as described in "Investment Objectives and Policies--Trust Termination," each investor will receive its pro rata share of any remaining net assets of the trust.

         The trust does not permit the reinvestment of distributions.

Estimated Expenses

         At the closing of this offering, the underwriters will pay to each of the Administrator, the Custodian and the Paying Agent, and to each Trustee, a one-time, up-front amount in respect of such party's ongoing fees and, in the case of the Administrator, anticipated expenses of the trust over the term of the trust. The anticipated trust expenses to be borne by the Administrator include, among other things, expenses for legal and independent accountant services, costs of printing proxies, SHARCS certificates and investor reports, expenses of the trustees, fidelity bond coverage, stock exchange listing fees and expenses of qualifying the SHARCS for sale in the various states. The one-time, up-front payments described above total approximately $o. The underwriters also will pay estimated organization costs of the trust in the amount of $o and estimated costs of the trust in connection with the initial registration and public offering of the SHARCS in the amount of $o at the closing of the offering.

         The amount payable to the Administrator in respect of ongoing expenses of the trust was determined based on estimates made in good faith on the basis of information currently available to the trust, including estimates furnished by the trust's agents. Actual operating expenses of the trust may be substantially more than this amount. Any additional expenses will be paid by the underwriters or, in the event of its failure to pay such amounts, the [underlying issuer], or, in the event of the failure of either of the underwriters or the [underlying issuer] to pay such amounts, the trust. The [underlying issuer] will reimburse the underwriters for certain expenses of the trust paid by it.

             CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

         The following is a discussion of the principal U.S. federal income tax consequences of the purchase, ownership and disposition of SHARCS, the Notes, Common Stock and Put Options that are the components of SHARCS to holders of SHARCS who purchase SHARCS in the initial offering at their original offering price and hold SHARCS, the Notes, Common Stock and Put Options as capital assets. This discussion is based upon the Internal Revenue Code of 1986 as amended (the "Code"), treasury regulations (including proposed treasury regulations) issued thereunder, Internal Revenue Service ("IRS") rulings and pronouncements and judicial decisions now in effect, all of which are subject to change, possibly with retroactive effect.

          This discussion does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances, such as holders who are subject to special tax treatment (for example, (i) banks, regulated investment companies, insurance companies, dealers in securities, traders in securities electing to mark to market, or tax-exempt organizations, (ii) persons holding SHARCS, the Notes, Common Stock and Put Options as part of a hedge, a "conversion transaction" or other integrated investment, or (iii) persons whose functional currency is not the U.S. dollar), some of which may be subject to special rules, nor does it address alternative minimum taxes or state, local or foreign taxes.

          No statutory, administrative or judicial authority directly addresses the treatment of SHARCS or instruments similar to SHARCS for U.S. federal income tax purposes. As a result, no assurance can be given that the IRS or a court will agree with the tax consequences described herein.

Prospective investors are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of the purchase, ownership and disposition of SHARCS, the Notes, Common Stock and Put Options in light of their own particular circumstances, as well as the effect of any state, local or foreign tax laws.

                          Consequences to U.S. Holders

          The following is a discussion of U.S. federal income tax considerations relevant to a "U.S. holder" of a SHARCS. For purposes of this discussion, the term U.S. holder means an individual who is a citizen or resident of the United States, a U.S. domestic corporation or any other entity or person generally subject to U.S. federal income tax on a net income basis.

SHARCS

         Treatment of the Trust and SHARCS. The trust will be taxable as a grantor trust owned solely by the present and future holders of SHARCS for U.S. federal income tax purposes, and income received by the trust will be treated as income of the holders in the manner set forth below. Also, under the terms of the SHARCS, [underlying issuer], the trust and each holder of SHARCS will be deemed to agree to treat the trust as a grantor trust that owns the Notes, Common Stock and Put Options. Under this characterization (i) a SHARCS holder's investment in SHARCS for U.S. federal income tax purposes will be treated as a direct investment in the allocable Note, Common Stock and Put Option (ii) income received by the trust will be treated as income of the SHARCS holders, and (iii) the release of Common Stock or a Note from the trust to a SHARCS holder will not give rise to a taxable event. The above characterization of the SHARCS is not binding on the IRS and it is possible that the IRS could assert a characterization that could adversely affect the timing and character of income recognized by U.S. holders. The remainder of this discussion assumes that SHARCS will be treated in this manner for U.S. federal income tax purposes.

         Allocation of Purchase Price. A U.S. holder's acquisition of a SHARCS will be treated as an acquisition of the Note, o shares of Common Stock and the Put Option constituting the SHARCS for U.S. federal income tax purposes. The issue price of each of the SHARCS will be allocated among the Note, the Common Stock and the Put Option in proportion to their respective fair market values at the time of purchase. Such allocation will establish the U.S. holder's initial tax basis in the Note, the Common Stock and the Put Option. The trust expects to report the issue price of each Note as $o, the issue price of the Common Stock allocable to a SHARCS as $o and the premium in respect of the Put Option allocable to a SHARCS as $o. This position will be binding on each U.S. holder (but not on the IRS) unless such U.S. holder explicitly discloses a contrary position on a statement attached to such U.S. holder's timely filed U.S. federal income tax returns for the taxable year in which a SHARCS is acquired. Thus, absent such disclosure, a U.S. holder should allocate the purchase price for the SHARCS in accordance with the values reported by the trust. The remainder of this discussion assumes that this allocation of the purchase price of SHARCS will be respected for U.S. federal income tax purposes.

          Sales, Exchanges or Other Taxable Dispositions of SHARCS. If a U.S. holder sells, exchanges or otherwise disposes of a SHARCS in a taxable disposition, such U.S. holder will be treated as having sold, exchanged or disposed of each of the Put Option, the Common Stock and the Note that constitute such a SHARCS. The proceeds realized on such disposition will be allocated among the Put Option, the Common Stock and the Note in proportion to their respective fair market values. As a result, as to each of the Put Option, the Common Stock and the Note, a U.S. holder generally will recognize gain or loss equal to the difference between the portion of the proceeds received by such U.S. holder that is allocable to the Put Option, the Common Stock and the Note and such U.S. holder's adjusted tax basis in those separate elements of the SHARCS.

         The rules governing the determination of the character of gain or loss on the disposition of a Note, Common Stock or Put Option are described below.

  Notes

          Original Issue Discount. Because the Notes will have a face amount of $o and an issue price of $o, they are issued with original issue discount, which is the difference between the issue price and the stated redemption price at maturity. The stated redemption price at maturity will in turn include all payments under the Notes other than the semi-annual interest payments of $o.

         Because the Notes have original issue discount, U.S. holders will be subject to the special tax accounting rules for original issue discount obligations provided by the Code and certain U.S. Treasury regulations. U.S. holders should be aware that, as described in greater detail below, they will be required to include original issue discount in ordinary gross income for U.S. federal income tax purposes as it accrues, regardless of whether they have received the cash attributable to that income.

         In general, and regardless of whether a U.S. holder uses the cash or the accrual method of tax accounting, a U.S. holder of a Note will be required to include in ordinary gross income the sum of the "daily portions" of original issue discount on that Note for all days during the taxable year that it owns the Note. The daily portions of original issue discount for a Note are determined by allocating to each day in any accrual period a ratable portion of the original issue discount allocable to that period. Accrual periods may be any length and may vary in length over the term of a Note, so long as no accrual period is longer than one year and each scheduled payment of principal or interest occurs on the first or last day of an accrual period. The amount of original issue discount on a Note allocable to each accrual period is determined by:

         (i) multiplying the "Adjusted Issue Price" (as defined below) of the Note at the beginning of the accrual period by a fraction, the numerator of which is the Annual Yield to Maturity (defined below) of the Note and the denominator of which is the number of accrual periods in a year; and

         (ii) subtracting from that product the amount of the semi-annual current interest allocable to that accrual period.

The "Adjusted Issue Price" of a Note at the beginning of any accrual period will generally be the sum of its issue price and the amount of original issue discount allocable to all prior accrual periods. The "Annual Yield to Maturity" of a Note is the discount rate (appropriately adjusted to reflect the length of accrual periods) that causes the present value on the issue date of all payments on the Note to equal the issue price. As a result of this "constant yield" method of including original issue discount income, the amounts a U.S. holder will be required to include in gross income if it invests in a Note generally will be lesser in the early years and greater in the later years than amounts that would be includible on a straight-line basis.

          Tax Basis in Notes. A U.S. holder's tax basis in a Note will be equal to the portion of the purchase price for the SHARCS allocated to the Notes as described above (see "--SHARCS--Allocation of Purchase Price"), increased by the amount of original issue discount previously accrued with respect to the Note.

          Sales, Exchanges or Other Taxable Dispositions of Notes. A U.S. holder will recognize gain or loss on a disposition of Notes (including a redemption for cash) in an amount equal to the difference between the amount realized by such U.S. holder on the disposition of the Notes and such U.S. holder's adjusted tax basis in such Notes. Such gain or loss is capital and is long-term if the holding period is more than one year. A U.S. holder's ability to deduct capital losses is subject to limitations.

Put Option

         The put option premium allocated to a Put Option is a nondeductible capital expenditure. Any gain or loss recognized on the sale or disposition of the Put Option will be short-term capital gain or loss (see "--Straddle Rules"). If the Put Option expires without having been exercised (including upon a removal of Common Stock and Note from the trust), the expiration is treated as a sale or exchange of the Put Option on the expiration date, and the U.S. holder will recognize short-term capital loss in an amount equal to the put option premium at the time described in the discussion contained below in "--Straddle Rules". Any cash received by a U.S. holder in respect of the Put Option on its maturity date will give rise to short-term capital gain or loss equal to the difference (if any) between the amount of such cash and the amount of the put option premium at the time described in the discussion contained below in "--Straddle Rules".

Common Stock

          Any distribution on the Common Stock paid out of [underlying issuer]'s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes) will constitute a dividend and will be includible in income by a U.S. holder when received. A U.S. holder will not meet the holding period requirement and will not be eligible for the dividends received deduction during the period in which such U.S. holder owns the Common Stock and Put Option.

          Upon a disposition of the Common Stock (including election by a U.S. holder to receive cash in lieu of shares at maturity), a U.S. holder will recognize capital gain or loss in an amount equal to the difference between the amount realized and such U.S. holder's adjusted tax basis in the Common Stock. Capital gains of individuals derived in respect of capital assets with a holding period of greater than one year are eligible for reduced rates of taxation, but a U.S. holder's holding period for Common Stock will not begin until the Put Option is either exercised or expires (including upon a removal of Common Stock and Note from the trust) (see "--Straddle Rules" below).

Straddle Rules

         The Common Stock and Put Option are offsetting positions in a "straddle" subject to the straddle rules of section 1092 of the Code. Under section 1092(d), selling SHARCS holders' (which includes those holders electing to receive cash instead of shares of Common Stock at maturity) capital gain or loss (if any) with respect to Common Stock that is a position in a straddle will be short-term unless such Common Stock has been held for the long-term capital gain holding period after the exercise or expiration (including upon a removal of Common Stock and Note from the trust) of the Put Option. Similarly, because the Put Option is a position in a straddle, capital gain or loss realized in connection with its exercise, or capital loss realized in connection with its expiration (including upon a removal of Common Stock and Note from the trust), will be short-term. In addition, under section 1092, all or a portion of any loss realized upon the exercise or lapse of the Put Option will be deferred until disposition of the Common Stock. Finally, because the Common Stock and Put Option are positions in a straddle, any interest or carrying charges incurred by a U.S. holder with respect to its SHARCS may have to be capitalized under section 263(g) of the Code.

Fees and Expenses of the Trust

         The trust intends to treat fees and expenses paid by the underwriters as attributable to the underwriters and not the holders of the SHARCS. If, however, the fees and expenses were treated as attributable to a holder, such holder's pro rata portion of the expenses in connection with the organization of the trust, underwriting discounts and commissions and other offering expenses should be includible in the cost to the owner of the SHARCS. There can be no assurance, however, that the IRS will not take the view that such expenses are excludable from the holder's cost of the SHARCS. If the IRS were to prevail, such expenses would not be includible in the basis of the SHARCS and should instead be amortizable and deductible over the term of the trust. If such expenses were treated as amortizable and deductible, an individual U.S. holder who itemizes deductions would be entitled to amortize and deduct (subject to any other applicable limitations on itemized deductions) such expenses over the term of the trust only to the extent that such amortized annual expenses together with the U.S. holder's other miscellaneous deductions exceed 2% of such U.S. holder's adjusted gross income.

Backup Withholding Tax and Information Reporting

          Unless a U.S. holder is an exempt recipient, such as a corporation, payments under SHARCS, Notes, Put Options or Common Stock, and the proceeds received from the sale of SHARCS, Notes, Put Options or Common Stock, may be subject to information reporting and may also be subject to U.S. federal backup withholding tax if such U.S. holder fails to supply accurate taxpayer identification numbers or otherwise fails to comply with applicable U.S. information reporting or certification requirements. Any amounts withheld under the backup withholding rules will be allowed as a credit against a U.S. holder's United States federal income tax liability provided the required information is furnished to the IRS.

                        Consequences to Non-U.S. Holders

          The following discussion is a summary of the principal U.S. federal income tax consequences resulting from the purchase, acquisition and ownership of SHARCS by "Non-U.S. holders." For purposes of the discussion under this heading "Consequences to Non-U.S. Holders," a "Non-U.S. holder" is a holder of a SHARCS that is not a U.S. person. A "U.S. person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate the income of which is subject to U.S. federal income taxation regardless of its source or a trust if (i) a U.S. court is able to exercise primary supervision over the trust's administration and (ii) one or more U.S. persons have the authority to control all of the trust's substantial decisions.

 Interest on the Notes

         The payment of interest and amounts attributable to original issue discount on the Notes to a Non-U.S. holder will not be subject to U.S. federal withholding tax if: (i) in the case of Notes, the Non-U.S. holder does not actually or constructively own 10% or more of the total voting power of all of [underlying issuer]'s voting stock and is not a controlled foreign corporation that is related to [underlying issuer] within the meaning of the Code, and (ii) the beneficial owner of the Note provides a statement signed under penalties of perjury that includes its name and address and certifies that it is a Non-U.S. holder in compliance with applicable requirements (or satisfies certain documentary evidence requirements for establishing that it is a Non-U.S. holder). If the foregoing exceptions do not apply, payments on the Notes may be subject to gross withholding at the rate of 30% (or such lower rate as may be available to a Non-U.S. holder under an applicable treaty), unless such income is effectively connected with a U.S. trade or business and appropriate documentation is filed (in which case such income will be subject to tax under regular graduated U.S. federal income tax rates).

         Dividend payments to Non-U.S. holders in respect of Common Stock will be subject to U.S. withholding tax at a rate of 30% (or such lower rate as may be available to a Non-U.S. holder under an applicable treaty).

Gain or Loss on Disposition

         A Non-U.S. holder will not be subject to U.S. federal income tax on gain realized on the sale, exchange, maturity or redemption of either a SHARCS, Note, a Put Option, or any shares of Common Stock unless (i) such gain is effectively connected with the conduct by the holder of a trade or business in the United States or (ii) in the case of gain realized by an individual holder, the holder is present in the United States for 183 days or more in the taxable year of the sale and either (A) such gain or income is attributable to an office or other fixed place of business maintained in the United States by such holder or (B) such holder has a tax home in the United States. An individual Non-U.S. holder described in clause (i) above will be subject to tax on the net gain derived from the sale under regular graduated U.S. federal income tax rates. An individual Non-U.S. holder described in clause (ii) above will be subject to a flat 30% tax on the gain derived from the sale (or at such lower rate as may be specified by an applicable income tax treaty), which may be offset by U.S. source capital losses (even though the individual is not considered a resident of the United States). If a Non-U.S. holder that is a foreign corporation falls under clause (i) above, it will be subject to tax on its gain under regular graduated U.S. federal income tax rates.

Estate Tax

         A Non-U.S. holder's estate will not be subject to U.S. federal estate tax on the Notes owned by such holder at the time of death, provided that (i) such Non-U.S. holder does not own 10% or more of the total combined voting power of all classes of [underlying issuer's] voting stock, within the meaning of the Code and the U.S. Treasury regulations, and (ii) interest or original issue discount accrued on the Notes would not have been, if received at the time of death, effectively connected with the conduct by such Non-U.S. holder of a trade or business in the United States. Common Stock owned or treated as being owned by a Non-U.S. holder at the time of death will be included in such holder's gross estate for U.S. federal estate tax purposes, unless an applicable estate tax treaty provides otherwise. A Non-U.S. holder's estate may be subject to U.S. federal estate tax on the Put Option owned by such holder at the time of death, subject to an applicable estate tax treaty.


Information Reporting and Backup Withholding

         In general, backup withholding and information reporting will not apply to payments made by the trust or its paying agents, in their capacities as such, to a Non-U.S. holder if the holder has provided the required certification that it is a Non-U.S. holder, provided that neither the trust nor its paying agent has actual knowledge that the holder is a U.S. person.

                                  UNDERWRITING

         Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the trust has agreed to sell to such underwriter, the number of SHARCS set forth opposite the name of such underwriter.

Name                                                     Number of SHARCS
----                                                     ----------------

         Total.......................................

         The underwriting agreement provides that the obligations of the several underwriters to purchase the SHARCS included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the SHARCS if they purchase any of the SHARCS.

         The underwriters, for whom o is acting as representative, propose to offer some of the SHARCS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the SHARCS to certain dealers at the public offering price less a concession not in excess of $o per SHARCS. After the initial offering of the SHARCS to the public, the public offering price and such concession may be changed by the representative. The sales load of $o per SHARCS is equal to o% of the initial public offering price.

         Because a portion of the proceeds from the sale of the SHARCS will be used by the trust to purchase the Notes and the Put Option from the [underlying issuer], the underwriting agreement provides that the [underlying issuer] will pay to the underwriters as compensation $o per SHARCS. In addition, Salomon Smith Barney purchased o SHARCS in connection with the organization of the trust.

         Subject to exceptions for offers, sales, contracts to sell and other dispositions related to employee benefit plans and the conversion of outstanding options and other convertible securities, the [underlying issuer] has agreed that, for a period of 90 days from the date of this prospectus, and its executive officers have agreed that, for a period of 60 days from the date of this prospectus, they will not, without the prior written consent o, as representative of the underwriters, offer, sell, contract to sell, or otherwise dispose of, any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for the Common Stock. o in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. However, this agreement will not restrict the ability of the [underlying issuer] to take any of the actions listed above in connection with the offering by the trust of the SHARCS or any delivery of shares of Common Stock pursuant to the terms of the SHARCS.

         The SHARCS will be a new issue of securities with no established trading market. The SHARCS will not be listed on any exchange. The underwriters intend to make a market in the SHARCS, subject to applicable laws and regulations. However, the underwriters are not obligated to do so and any such market-making may be discontinued at any time at the sole discretion of the underwriters without notice. Accordingly, no assurance can be given as to the liquidity of such market.

         In connection with the formation of the trust, Salomon Smith Barney subscribed for and purchased o SHARCS for a purchase price of $o. Salomon Smith Barney sponsored the formation of the trust for purposes of this offering, including selecting its initial Trustees.

         In connection with the SHARCS offering, the underwriters may engage in syndicate covering transactions, stabilizing transactions and penalty bids. Syndicate covering transactions involve purchases of the SHARCS or the Common Stock in the open market after the distribution has been completed in order to cover syndicate short positions. Stabilizing transactions consist of certain bids or purchases of SHARCS or Common Stock made for the purpose of preventing or retarding a decline in the market price of the SHARCS or Common Stock while the offering is in progress. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when an underwriter, in covering syndicate short positions or making stabilizing purchases, repurchases SHARCS or Common Stock originally sold by the syndicate member. These activities may cause the price of SHARCS or Common Stock to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected on [exchange] or in the over-the-counter market, or otherwise and, if commenced, may be discontinued at any time.

         [In addition, in connection with this offering, certain of the underwriters (and selling group members) may engage in passive market making transactions in the SHARCS or Common Stock on [exchange] prior to the pricing and completion of the SHARCS offering. Passive market making consists of displaying bids on [exchange] no higher than the bid prices of independent market makers and making purchases at prices no higher than those independent bids and effected in response to order flow. Net purchases by a passive market on each day are limited to a specified percentage of the passive market maker's average daily trading volume in the Common Stock during a specified period and must be discontinued when such limit is reached. Passive market making may cause the price of the Common Stock to be higher than the price that otherwise would exist in the open market in the absence of such transactions. If passive market making is commenced, it may be discontinued at any time.]

         The underwriters have performed certain investment banking and advisory services for the [underlying issuer] from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for the [underlying issuer] in the ordinary course of its business.

         The [underlying issuer] has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of any of those liabilities.

                                  LEGAL MATTERS

         Certain legal matters will be passed upon for the trust and the underwriters by Cleary, Gottlieb, Steen & Hamilton, New York, New York. Certain matters of Delaware law will be passed upon for the trust by Richards, Layton & Finger, Wilmington, Delaware. Certain legal matters will be passed upon for the [underlying issuer] by o.

                                     EXPERTS

         The statement of assets, liabilities and capital included in this prospectus has been audited by o, independent accountants given upon the authority of said firm as experts in auditing and accounting.

                       WHERE YOU CAN FIND MORE INFORMATION

         The trust has filed a registration statement for the SHARCS with the SEC. Information about the SHARCS and the trust may be found in that registration statement. You may read and copy the registration statement at the public reference facilities of the SEC in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The Registration Statement is also available to the public from the SEC's web site at http:\\www.sec.gov.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustee and Securityholders of SHARCS Trust I:

In our opinion, the accompanying statement of assets, liabilities and capital presents fairly, in all material respects, the financial position of SHARCS Trust I (the "Trust") as of o, 2002, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital, assessing the accounting principles used and significant estimates made by the Trust's management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

o


New York, New York
o, 2002

                                 SHARCS TRUST I

              STATEMENT OF ASSETS, LIABILITIES AND CAPITAL, o, 2002

ASSETS

Cash........................................................

Total Assets................................................

LIABILITIES
Total Liabilities...........................................

NET ASSETS..................................................

CAPITAL
SHARCS, one SHARCS issued and outstanding...................


         The accompanying notes are an integral part of this statement.

                                 SHARCS TRUST I

         NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL, o, 2002

I        Organization

         SHARCS Trust I, organized as a Delaware business trust on January 17, 2002, is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940. The trust has no operations to date other than matters relating to its organization and registration. The term of the trust is anticipated to expire in the year 2007; however, the exact date will be determined in the future. The trust may be dissolved prior to its planned termination date under certain circumstances as outlined in the registration statement.

         The trust has registered o SHARCS representing shares of beneficial interest in the trust. The only securities that the trust is authorized to issue are the SHARCS. Each of the SHARCS represents the right to receive (a) semiannual distributions during the term of the trust and (b) upon the conclusion of the term of the trust, a pro rata portion of the cash proceeds of the senior subordinated notes due 2007 (the "Notes"), certain shares of the class o common stock of [underlying issuer] (the "Common Stock") or cash with an equivalent value and the cash proceeds, if any, of the cash-settled put option with respect to the Common Stock (such amounts determined as described in the registration statement). The SHARCS may be exchanged upon the occurrence of certain events prior to the date that is 25 business days before the maturity date for the Common Stock and the Notes. The business activities of the trust are limited to the matters discussed above. The trust will be treated as a grantor trust for U.S. federal income tax purposes.

         On o, 2002, the trust issued o SHARCS to Salomon Smith Barney Inc. in consideration for a purchase price of $o.

II.      Organizational Costs and Fees

         Organizational costs and ongoing fees of the trust will be borne by Salomon Smith Barney Inc.

III.     Management and Administration of Trust

         The internal operation of the trust will be managed by its trustees; the trust will not have a separate investment adviser. The trust will be overseen by three trustees, and its daily administration will be carried out by [Administrator] as the administrator. [Administrator] will also serve as the trust's custodian, paying agent, registrar and transfer agent with respect to the SHARCS.

                                   o SHARCSSM

                                 SHARCS TRUST I

    (Subject to Exchange into Common Stock and Notes of [Underlying Issuer])






                  --------------------------------------------

                                   PROSPECTUS

                                     o, 2002

                 ---------------------------------------------



[Underwriter]                                               [Underwriter]

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1.       Financial Statements

Part A --  (i) Report of Independent Public Accountants
          (ii) Statement of Assets, Liabilities and Capital

Part B --      None.

2.       Exhibits

(a)(1)(A) --   Declaration of Trust dated as of January 17, 2002/**/
(a)(1)(B) --   Amended and Restated Declaration of Trust dated as of o, 2002/*/
(a)(2)(A) --   Certificate of Trust dated January 17, 2002/**/
(a)(2)(B) --   Restated Certificate of Trust dated o, 2002/*/
(b)       --   Not applicable
(c)       --   Not applicable
(d)(1)    --   Form of specimen certificate of SHARCS (included in Exhibit2(a)
               (1)(B))/*/
(d)(2)    --   Portions of the Amended and Restated Declaration of Trust
               defining the rights of holders of SHARCS (included in Exhibit
               2(a)(1)(B))/*/
(e)       --   Not applicable
(f)       --   Not applicable
(g)       --   Not applicable
(h)       --   Form of Underwriting Agreement/*/
(i)       --   Not applicable
(j)       --   Form of Custodian Agreement/*/
(k)(1)    --   Form of Administration Agreement/*/
(k)(2)    --   Form of Paying Agent Agreement/*/
(k)(3)    --   Form of Put Option Agreement/*/
(k)(4)    --   Form of Fund Expense Agreement/*/
(k)(5)    --   Form of Fund Indemnity Agreement/*/
(l)       --   Opinion and Consent of Counsel to the Trust/*/
(m)       --   Not applicable
(n)(1)    --   Tax Opinion of Counsel to the Trust (Consent contained in
               Exhibit 2(l))/*/
(n)(2)    --   Consent of Independent Public Accountants/*/
(n)(3)    --   Consents to being named as Trustee/*/
(o)       --   Not applicable
(p)       --   Form of Subscription Agreement/*/
(q)       --   Not applicable
--------------------
/*/ To be filed by amendment.
/**/ Filed herewith.

Item 25. Marketing Arrangements

         See Exhibit 2(h) to this registration statement.

Item 26. Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees...................................             $[      ]*
Printing (other than certificates)..................             $[      ]*
Engraving and printing certificates.................             $[      ]*
Fees and expenses of qualification under
state securities laws (including fees                            $[      ]*
of counsel).........................................
Accounting fees and expenses........................             $[      ]*
Legal fees and expenses.............................             $[      ]*
NASD fees...........................................             $[      ]*
Miscellaneous.......................................             $[      ]*
Total...............................................             $[      ]*

----------------------
* To be furnished by amendment.

Item 27. Person Controlled by or Under Common Control with Registrant

         The trust will be internally managed and will not have an investment adviser. The information in the prospectus under the caption "Management and Administration of the Trust" is incorporated herein by reference.

Item 28. Number of Holders of Securities

         As of the effective date of this registration statement:

TITLE OF CLASS                                          NUMBER OF RECORD HOLDERS
-----------------------------------------------  -------------------------------
SHARCS representing shares of beneficial interest.......           1


Item 29. Indemnification

         The underwriting agreement (Exhibit 2(h) to this registration statement) provides for indemnification.

         The Amended and Restated Declaration of Trust filed as Exhibit 2(a)(1)(D) to this registration statement provides for indemnification to each trustee against any claim or liability incurred in acting as trustee of the trust, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the trustee's duties. The Custodian Agreement, Administration Agreement and Paying Agent Agreement filed as Exhibits 2(j), 2(k)(1) and 2(k)(2), respectively, to this registration statement provide for indemnification to the custodian, trust administrator and paying agent, respectively, against any loss or expense incurred in the performance of their obligations under the respective agreements, unless such loss or expense is due to willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations. The Fund Indemnity Agreement filed as Exhibit 2(k)(6) to this registration statement provides that Salomon Smith Barney Inc. will indemnify the trust for certain indemnification expenses incurred under the Amended and Restated Declaration of Trust, the Custodian Agreement, the Administration Agreement and the Paying Agent Agreement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser

         Not applicable.

Item 31. Location of Accounts and Records

         The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of the registrant, c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711 and at the offices of [Administrator], the registrant's trust administrator, custodian, paying agent, transfer agent and registrar. All other records so required to be maintained are maintained at the offices of the registrant, Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711.

Item 32. Management Services

         Not applicable.

Item 33. Undertakings

         (a) The registrant hereby undertakes to suspend the offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this registration statement, its net asset value per share declines more than ten percent from its net asset value per share as of the effective date of this registration statement or (2) the net asset value per share increases to an amount greater than its net proceeds as stated in its prospectus contained herein.

         (b) The registrant hereby undertakes that (i) for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective;
(ii) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of Delaware, on the 18th day of January, 2002

                                             SHARCS TRUST I


                                             By:/s/ Donald J. Puglisi*
                                                ----------------------
                                                Donald J. Puglisi, Trustee


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities and on the date indicated.

Name                     Title                            Date
------------------------ -------------------------------- ----------------------

                         Principal Executive Officer,     January 18, 2002
 /s/ Donald J. Puglisi*  Principal Financial Officer,
 ----------------------  Principal Accounting Officer
 Donald J. Puglisi       and Trustee







* Gregory F. Lavelle
   Attorney-In-Fact for Donald J. Puglisi

                                  Exhibit Index

Exhibit                          NAME OF EXHIBIT
-------         ----------------------------------------------------------------
(a)(1)(A)       Declaration of Trust dated as of January 17, 2002/**/
(a)(1)(B)       Amended and Restated Declaration of Trust dated as of o, 2002/*/
(a)(2)(A)       Certificate of Trust dated January 17, 2002/**/
(a)(2)(B)       Restated Certificate of Trust dated o, 2002/*/
(b)             Not applicable
(c)             Not applicable
(d)(1)          Form of specimen certificate of SHARCS (included in
                Exhibit 2(a)(1)(B))/*/
(d)(2)          Portions of the Amended and Restated Declaration of Trust
                defining the rights of holders of SHARCS (included in Exhibit 2(a)(1)(B))/*/
(e)             Not applicable
(f)             Not applicable
(g)             Not applicable

(h)             Form of Underwriting Agreement/*/
(i)             Not applicable
(j)             Form of Custodian Agreement/*/
(k)(1)          Form of Administration Agreement/*/
(k)(2)          Form of Paying Agent Agreement/*/
(k)(3)          Form of Put Option Agreement/*/
(k)(4)          Form of Fund Expense Agreement/*/
(k)(5)          Form of Fund Indemnity Agreement/*/
(l)             Opinion and Consent of Counsel to the Trust/*/
(m)             Not applicable
(n)(1)          Tax Opinion of Counsel to the Trust
                (Consent contained in Exhibit 2(l))/*/
(n)(2)          Consent of Independent Public Accountants/*/
(n)(3)          Consents to being named as Trustee/**/
(o)             Not applicable
(p)             Form of Subscription Agreement/*/
--------------------
/*/ To be filed by amendment.
/**/ Filed herewith.